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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 12, 1999




                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)



          333-83887                                            43-1857213
          ---------                                            ----------
      Commission File Number                                (Federal Employer
                                                          Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                                    63131
-----------------------------------                                    -----
(Address of Principal Executive Offices)                              (Zip Code)

(Registrant's telephone number, including area code)              (314) 965-0555



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ITEM 2   ACQUISITION OF ASSETS.

         On November 12, 1999, Charter Communications Holding Company, LLC (Charter Holdco), managed by and 40.6% owned by Charter Communications, Inc. (the "Company"), completed the acquisition of partnership interests in Falcon Communications, L.P. (FCLP) from Falcon Holding Group, L.P. and TCI Falcon Holdings, LLC, interests in a number of entities held by Falcon Cable Trust and Falcon Holding Group, Inc., specified interests in Enstar Communications Corporation and Enstar Finance Company, LLC held by Falcon Holding Group, L.P. and specified interests in Adlink held by DHN Inc. (collectively referred to as the "Falcon Acquisition" herein). Charter Investment, Inc., an affiliate of the Company, entered into the Falcon Acquisition purchase agreement in May 1999 and assigned its rights under the purchase agreement to Charter Holdco.

         The purchase price for the Falcon Acquisition was $3.5 billion, subject to adjustment, and was comprised of $1.3 billion in cash, $550 million in equity of Charter Holdco and $1.7 billion in assumed debt. A portion of the proceeds from the Company's initial public offering of Class A common stock were used to fund the Falcon Acquisition.

         Immediately upon the closing of the Falcon Acquisition, Falcon Holding Group, L.P. contributed to Charter Holdco a portion of its partnership interests in FCLP in exchange for $550 million of membership interests in Charter Holdco. These membership interests were exchanged on a one for one basis for Class A common stock of the Company. Falcon Holding Group, L.P. has the right to require Paul G. Allen, majority owner of the Company, or his designee to purchase these shares for a price equal to $550 million plus interest of 4.5% per annum. These rights terminate upon the second anniversary of the closing of the Falcon Acquisition, November 12, 2001.

         Immediately after the consummation of the transactions described above, FCLP merged with and into CC VII Holdings, LLC (CC VII). CC VII, the surviving entity of the merger, succeeded the rights and obligations of FCLP, including obligations with respect to FCLP's outstanding debentures (see Item 5 below). CC VII is a limited liability company and its manager is the Company. The sole member of CC VII is Charter Holdco.

         The Falcon cable systems are located in California and the Pacific Northwest, Missouri, North Carolina, Alabama and Georgia and serve approximately 1,005,000 customers. For the nine months ended September 30, 1999, the Falcon cable systems had revenues of approximately $320.2 million. For the year ended December 31, 1999, the Falcon cable systems had revenues of approximately $307.6 million.

         A copy of the Company's press release announcing the consummation of the Falcon acquisition is being filed as Exhibit 99.1 with this report.

ITEM 5   OTHER EVENTS.

         The acquisition of Falcon by Charter Holdco constituted a change in control under the indentures to Falcon's publicly held 8.375% Senior Debentures due 2010 and publicly held 9.285% Senior Discount Debentures due 2010. The indentures governing these debentures provide that upon the occurrence of a change of control, each holder of the debentures has the right to require Falcon to repurchase each holder's debentures at a cash offer price equal to 101% of the aggregate principal amount thereon or 101% of the accreted value for the senior discount debentures, plus accrued and unpaid interest. Accordingly, CC VII and Falcon Funding Corp., co-obligor of the debentures, intend to make an offer to repurchase the debentures on or before December 12, 1999.


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ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial statements of business acquired.

              Unaudited financial statements for the nine months ended September 30, 1999 (incorporated by reference to the quarterly report on Form 10-Q filed by Falcon Communications, L.P. and Falcon Funding Corporation on November 12, 1999, File Nos. 333-60776 and 333-55755). Audited financial statements for each of the three years in the period ended December 31, 1998 (incorporated by reference to Amendment No. 5 to the Registration Statement of Charter Communications, Inc. filed on November 4, 1999, File No. 333-83887).

         (b)  Pro forma financial information.

              Pursuant to Article 11 of Regulation S-X, pro forma unaudited financial statements will be filed as an amendment to this current report within 60 days of the event reported herein.

         (c)  Exhibits.

              2.9 Purchase and Contribution Agreement, dated as of May 26, 1999, by and among Falcon Communications, L.P., Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc. and Charter Communications, Inc. (now Charter Investment, Inc.) (incorporated by reference to Exhibit 2.9 to Amendment No. 2 to the Registration Statement of Charter Communications, Inc. filed on September 28, 1999, File No. 333-83887).
             2.9(a) First Amendment to Purchase and Contribution Agreement,
                    dated as of June 22, 1999, and among Charter
                    Communications, Inc., Charter Communications Holding Company, LLC, Falcon Communications, L.P., Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc. (incorporated by reference to the quarterly report on Form 10-Q filed by Falcon Communications, L.P. and Falcon Funding Corporation on August 13, 1999, File Nos. 333-60776 and 333-55755).
             2.9(b) Second Amendment to Purchase and Contribution Agreement,
                    dated as of October 27, 1999, and among Charter Communications, Inc., Charter Communications Holding Company, LLC, Falcon Communications, L.P., Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc. (incorporated by reference to the quarterly report on Form 10-Q filed by Falcon Communications, L.P. and Falcon Funding Corporation on November 12, 1999, File Nos. 333-60776 and 333-55755).
             2.9(c) Third Amendment to the Purchase and Contribution Agreement,
                    dated as of November 12, 1999, by and among Charter Investment, Inc., Charter Communications Holding Company, LLC, Falcon Communications, L.P., Falcon Holding Group, L.P., TCI Falcon Holdings, LLC, Falcon Cable Trust, Falcon Holding Group, Inc. and DHN Inc.
             4.2 Indenture, dated as of April 3, 1998, among Falcon Holding Group, L.P., (now known as CC VII Holdings, LLC), Falcon Funding Corporation and United States Trust Company of New York (incorporated by reference to the registration statement on Form S-4 of Falcon Holding Group, L.P. filed on April 18, 1999, File No. 333-55755).
             4.3 Supplemental Indenture, dated as of September 30, 1998, by and among Falcon Holding Group, L.P. (now known as CC VII Holdings, LLC), Falcon Funding Corporation, Falcon Communications, L.P., and United States Trust Company of New York, as trustee (incorporated by reference to the current report on Form 8-K of Falcon Communications, L.P. and Falcon Funding Corporation filed on October 9, 1998, File No. 333-60776).

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             4.4    Second Supplemental Indenture, dated as of November 12,
                    1999, by and among CC VII Holdings, LLC, Falcon Funding Corp., Falcon Communications, L.P. and United States Trust Company of New York (incorporated by reference to the current report on Form 8-K of Falcon Communications, L.P. and Falcon Funding Corporation filed on November 23, 1999, File No. 333-60776).*
             10.36 Form of Credit Agreement, dated as of June 30, 1998, as amended and restated as of November __, 1999, among Falcon Cable Communications, LLC, certain guarantors and lenders named therein, BankBoston, N.A., as documentation agent, The Chase Manhattan Bank, as co-syndication agent, Bank of America, N.A., as syndication agent, Toronto Dominion (Texas), Inc., as administrative agent, and TD Securities
                    (USA) Inc. and BancBoston Securities Inc, as co-lead arrangers and joint book managers (incorporated by reference to Exhibit 10.36 to Amendment No. 3 to the registration statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999,
                    File No. 333-83887).
             99.1   Press release dated November 15, 1999.*

         -----------------------

         *filed herewith




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           CHARTER COMMUNICATIONS, INC.,
                                           registrant




Dated November 29, 1999             By: /s/ KENT D. KALKWARF
                                        -----------------------
                                        Name:  Kent D. Kalkwarf
                                        Title: Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                               and Principal Accounting
                                               Officer)